Exhibit 99.4

SPECIAL MEETING OF SHAREHOLDERS OF

SUSSEX BANCORP

December 15, 2017

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER

ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR

THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 15, 2017:

The Proxy Statement is available at http://www.snl.com/irweblinkx/genpage.aspx?IID=4015338&GKP=203214

i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. i

00030003000000001000 7	121517

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS I AND II.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

			FOR	AGAINST	ABSTAIN
		Proposal I - Adopt and approve the Agreement and Plan of Merger, or the merger agreement, by and between the Company, Sussex Bank, a New Jersey-chartered commercial bank and wholly owned subsidiary of Sussex, and Community Bank of Bergen County, NJ, or Community, dated as of April 10, 2017, pursuant to which Community will merge with and into Sussex Bank with Sussex Bank surviving the merger.	☐	☐	☐

			FOR	AGAINST	ABSTAIN
		Proposal II - To consider and vote on a proposal to approve one or more adjournments of the special meeting, if necessary, to permit further solicitation of proxies if there are insufficient votes at the time of the special meeting, or at any adjournment or postponement of that meeting, to approve the merger agreement.	☐	☐	☐

To transact other business as may properly come before the meeting or any adjournment or postponement thereof.

PLEASE SIGN AND DATE BELOW, AND RETURN.
		MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.			☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF SHAREHOLDERS OF

SUSSEX BANCORP

December 15, 2017

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR

THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 15, 2017:

The Proxy Statement is available at

http://www.snl.com/irweblinkx/genpage.aspx?IID=4015338&GKP=203214

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i Please detach along perforated line and mail in the envelope provided. i

⬛ 00030003000000001000 7	121517

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS I AND II.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

			FOR	AGAINST	ABSTAIN
		Proposal I - Adopt and approve the Agreement and Plan of Merger, or the merger agreement, by and between the Company, Sussex Bank, a New Jersey-chartered commercial bank and wholly owned subsidiary of Sussex, and Community Bank of Bergen County, NJ, or Community, dated as of April 10, 2017, pursuant to which Community will merge with and into Sussex Bank with Sussex Bank surviving the merger.	☐	☐	☐
			FOR	AGAINST	ABSTAIN
		Proposal II - To consider and vote on a proposal to approve one or more adjournments of the special meeting, if necessary, to permit further solicitation of proxies if there are insufficient votes at the time of the special meeting, or at any adjournment or postponement of that meeting, to approve the merger agreement.	☐	☐	☐

To transact other business as may properly come before the meeting or any adjournment or postponement thereof.

PLEASE SIGN AND DATE BELOW, AND RETURN.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

⬛	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	⬛

☐ ⬛

PROXY

SUSSEX BANCORP

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 15, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The undersigned hereby constitutes and appoints Steven M. Fusco and Linda Kuipers and each of them, as proxies with full power of substitution, to represent and vote all of the shares which the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Special Meeting”) of Sussex Bancorp (the “Company”) in such manner as they, or any of them, may determine on any matters which may properly come before the Special Meeting or any adjournments thereof and to vote on the matters set forth on the reverse side as directed by the undersigned. The Special Meeting will be held at the office of Sussex Bancorp, located at 100 Enterprise Drive, Suite 700, Rockaway, New Jersey 07866 on Friday, December 15, 2017 at 12:00 PM EST and at any and all adjournments thereof. The undersigned hereby revokes any proxies previously given.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” THE ADOPTION AND APPROVAL OF THE MERGER AGREEMENT AND PLAN OF MERGER BY AND BETWEEN SUSSEX BANCORP, SUSSEX BANK AND COMMUNITY BANK OF BERGEN COUNTY, NJ UNDER PROPOSAL I, AND “FOR” ANY PROPOSAL TO APPROVE ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY, TO PERMIT FURTHER SOLICITATION OF PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING, OR AT ANY ADJOURNMENT OR POSTPONEMENT OF THAT MEETING, TO ADOPT THE MERGER AGREEMENT THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF.

(CONTINUED, AND TO BE MARKED, DATED AND SIGNED ON THE REVERSE SIDE)

⬛	1.1	14475 ⬛